Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Kawa Capital Management, Inc. 1010 South Federal Highway, Suite 2900 Hallandale Beach, Florida 33009

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of PACE assets in connection with the proposed offering of GOODG 2024-1. Kawa Capital Management, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Asset File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Asset File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 26, 2024, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated PACE asset data file and related record layout containing data, as represented to us by the Company, as of the close of business January 30, 2024, with respect to 2,950 PACE assets (the “Initial Statistical Asset File”).   At your instruction, we randomly selected 100 PACE assets from the Initial Statistical Asset File (the “Sample Assets”).

Further, on January 31, 2024, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the APN and payment frequency for each of the PACE assets set forth on the Initial Statistical Asset File.  At your instruction, we appended the Initial Statistical Asset File with the information set forth on the Supplemental Data File.  The Initial Statistical Asset File, as appended, is hereinafter referred to as the “Statistical Asset File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the PACE asset characteristics (the “Characteristics”) set forth on the Statistical Asset File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.
Asset number (for informational purposes only)
APN
Amortization term (years)
Coupon rate
Settlement date
Original face amount
Capitalized interest amount
Payment amount
Payment frequency
Property city
State
Zip code
13. 14. 15. 16. 17. 18. 19. 20. 21. 22. 23. 24.
Tax roll date
Jurisdiction
Property type (residential or commercial)
Commercial property sub-type (if applicable)
County
Property value
Improvement type
Maturity date (month and year)
Estimated mortgage amount (if applicable)
Mortgage loan-to-value ratio
Aggregate assessment loan-to-value ratio
Combined loan-to-value ratio

We compared Characteristics 2. through 12. to the corresponding information set forth on or derived from the “Final Closing Statement.”
With respect to Characteristic 13., we recomputed the tax roll date as the (i) July 1st immediately preceding the “tax first payment date” (as set forth on the Final Closing Statement) for Sample Assets located in California (as set forth on the Final Closing Statement); or (ii) January 1st immediately preceding the “tax first payment date” (as set forth on the Final Closing Statement) for Sample Assets located in Florida (as set forth on the Final Closing Statement) We compared such recomputed information to the corresponding information set forth on the Statistical Asset File.
We compared Characteristics 14. through 16. to the corresponding information set forth on the “Project Dashboard Summary Report.”
We compared Characteristic 17. to the corresponding information set forth on the “Summary Memorandum of Agreement.”
We compared Characteristic 18. to the corresponding information set forth on or derived from the “Black Knight Financial Report” or the “Appraisal Report.”
We compared Characteristic 19. to the corresponding information set forth on or derived from the Construction Contract or Construction Invoice (collectively, the “Construction Documentation”).
With respect to Characteristic 20., we recomputed the maturity date by adding the amortization term (as set forth on the Final Closing Statement) to the tax roll date (as determined above). We compared such recomputed information to the corresponding information set forth on the Statistical Asset File.
We compared Characteristic 21. to the corresponding information set forth on or derived from the Project Dashboard Summary Report, “Credit Report” or “Mortgage Statement.”
With respect to Characteristic 22., we recomputed the mortgage loan-to-value ratio by dividing (a) the estimated mortgage amount (as set forth on or derived from the Credit Report, the Project Dashboard Summary Report or Mortgage Statement) by (b) the property value (as determined above).
With respect to Characteristic 23., we recomputed the aggregate assessment loan-to-value ratio by dividing (a) the original face amount (as set forth on the Final Closing Statement) by (b) the property value (as determined above).

With respect to Characteristic 24., we recomputed the combined loan-to-value ratio as the sum of the (a) mortgage loan-to-value ratio (as determined above) and (b) aggregate assessment loan-to-value ratio (as determined above).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 6. through 8., differences of $0.01 are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 15., a property type of “duplex” set forth on the Project Dashboard Summary Report is deemed to be “in agreement” with a property type of “residential” set forth on the Statistical Asset File; and

•	with respect to our comparison of Characteristic 18., differences of $1.00 or less are deemed to be “in agreement.”

The PACE asset documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Asset File were found to be in agreement with the above-mentioned Asset Documents.

******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the PACE assets underlying the Statistical Asset File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the PACE assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Asset File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 5, 2024